Exhibit 10.6(e)

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECOND AMENDMENT

This Second Amendment, effective as of the date set forth above the signatures of the parties below, amends the Exclusive Patent License Agreement effective November 25, 2008, as amended by a First Amendment dated January 12, 2010, a Letter Amendment dated November 27, 2012, a Letter Agreement dated November 27, 2012, and a Letter Agreement dated November 27, 2012 (the “License Agreement”) between the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts, 02139, USA and Selecta Biosciences, Inc. (“COMPANY”), a Delaware corporation, with a principal place of business at 480 Arsenal Street, Building One, Watertown, MA 02472.

WHEREAS, COMPANY notified M.I.T., in a letter dated May 10, 2013 of its desire to discontinue support of certain patent applications associated with M.I.T. Case Nos. [***];

WHEREAS, certain patent applications associated with M.I.T. Case Nos. [***] will be removed from the License Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree to modify the License Agreement as follows:

1.                                      The United States patent applications associated with M.I.T. Case Nos. [***] as set forth in Attachment A hereto shall be removed from the definition of PATENT RIGHTS and Appendix A of the License Agreement and the rights granted to COMPANY and its AFFILIATES shall be terminated effective July 9, 2013.

2.                                      Upon removal of the patent applications from the PATENT RIGHTS as set forth in Section 1 above, and taken together with the First Amendment to the License Agreement dated January 12, 2010, COMPANY acknowledges and agrees that it (and its AFFILIATES) do not have any rights to practice under any intellectual property, including both United States and international patents and patent applications, associated with M.I.T. Case Nos. [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.                                      The following patent applications associated with M.I.T. Case Nos. [***] as set forth in Attachment A hereto shall be removed from the definition of PATENT RIGHTS and Appendix A of the License Agreement and the rights granted to COMPANY and its AFFILIATES shall be terminated effective July 9, 2013:

[***]

4.                                      Notwithstanding anything to the contrary in the letter dated May 10, 2013 notifying M.I.T. of COMPANY’s desire to discontinue support of certain patent applications, COMPANY acknowledges and agrees that it has agreed to continue to support the following patent applications, which will remain within the definition of the PATENT RIGHTS:

[***]	[***]

5.                                      Except as specifically modified or amended hereby, all other terms and conditions of the License Agreement shall remain unchanged and in full force and effect. Capitalized terms used herein and not defined shall have the meanings set forth in the License Agreement.

(Signatures on following page.)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed under seal by their duly authorized representatives.

The Effective Date of this Second Amendment is August 29, 2013

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		SELECTA BIOSCIENCES, INC.

By:	/s/ Lita L. Nelsen	By:	/s/ David Abraham

Name:	Lita L. Nelsen	Name:	David Abraham

Title:	Director — Technology Licensing Office	Title:	General Counsel & Corp. Secretary

ATTACHMENT A

MIT Case No.	Country	Application Serial No.
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[***]	[***]	[***]
[***]	[***]	[***]
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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.